SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event               April 16, 2001
reported)                               ----------------------------------------


                              MATRIX BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             COLORADO                    0-21231              84-1233716
--------------------------------------------------------------------------------
   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


1380 Lawrence Street, Suite 1400, Denver, Colorado               80204
--------------------------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including               (303) 595-9898
area code                                   ------------------------------------



                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

      This Form 8-K/A is being filed in order to clarify that the statements made in paragraph (ii) below relate not only to the 1999 and 2000 audits, but also to the subsequent interim period.

      Pursuant to Item 304 of Regulation S-K, the Registrant makes the following representations:

     (i) On April 3, 2001, the Registrant's Audit Committee recommended to the Registrant's Board of Directors that the Registrant not renew its engagement with Ernst & Young LLP as the Registrant's independent auditors and to appoint KPMG LLP, 707 17th Street, Denver, Colorado 90017, to be the principal independent auditors of the Registrant and to audit its consolidated financial statements for the fiscal year ending December 31, 2001. The Registrant's Board of Directors accepted the recommendation of the Audit Committee on April 3, 2001. The Audit Committee and the Board of Directors based their decisions on competitive bids submitted by the two firms. The dismissal of Ernst & Young and the appointment of KPMG LLP both were effective as of April 16, 2001.

     (ii) Ernst & Young's reports on the Registrant's consolidated financial statements for fiscal years 1999 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal years 1999 and 2000 and the subsequent interim period, there were no disagreements between the Registrant and Ernst & Young on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Ernst & Young to make a reference to the subject matter of the disagreements in connection with their reports. Ernst & Young further has not performed any work on any subsequent period to December 31, 2000.

     (iii)The Registrant did not consult with KPMG LLP with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Registrant's financial statements prior to engaging the firm.

      (iv)The Registrant has requested that Ernst & Young review the disclosure in this Report on Form 8-K/A, and Ernst & Young has been given the opportunity to furnish the Registrant with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Registrant's expression of its views, or the respects in which it does not agree with the statements made by the Registrant herein. Such letter is filed as an exhibit to this Report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Matrix Bancorp,  Inc.
                                    ------------------------------------
                                          (Registrant)


DATE:      May 4, 2001
      -----------------------       /s/ David W. Kloos
                                    David W. Kloos,
                                    Senior Vice President
                                    and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit

 *16.1            Letter from Ernst & Young LLP, dated April 19, 2001

  16.2            Letter from Ernst & Young LLP, dated May 3, 2001

























*Previously filed on Form 8-K on April 20, 2001.